POWER OF ATTORNEY

         I, the undersigned officer or trustee of the Pioneer High Income Trust, a Delaware business trust (the "Trust"), do hereby constitute and appoint John
F. Cogan, Jr., Daniel T. Geraci, Joseph P. Barri, Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-2 or any other applicable registration form and any and all amendments thereto filed by the Trust with respect to the registration of its common or preferred shares under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 12th day of March, 2002.


/s/ Mary K. Bush                                     /s/ John F. Cogan, Jr.
Mary K. Bush                                         John F. Cogan, Jr.


/s/ Richard H. Egdahl, M.D.                          /s/ Daniel T. Geraci
Richard H. Egdahl, M.D.                              Daniel T. Geraci



/s/ Margaret B.W. Graham                             /s/ Marguerite A. Piret
Margaret B.W. Graham                                 Marguerite A. Piret


/s/ Stephen K. West                                  /s/ John Winthrop
Stephen K. West                                      John Winthrop


/s/ Vincent Nave
Vincent Nave